UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-09781

PFS Funds
(Exact name of registrant as specified in charter)

1939 Friendship Drive.
Suite C
El Cajon, CA	92020
(Address of principal executive offices)	(Zip code)

CT Corporation System
155 Federal St.,
Suite 700,
Boston, MA 02110
(Name and address of agent for service)

Registrant's telephone number, including area code: (619) 588-9700

Date of fiscal year end: March 31

Date of reporting period: March 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.

Item 1. Reports to Stockholders.

WIRELESS FUND

Annual Report
March 31, 2015

Letter To Shareholders, May 2015

     For the twelve month period ended March 31, 2015, the Wireless Fund posted a total return of 20.10% . For comparative purposes, the Standard & Poor's 500 Index was up 12.73% and the NASDAQ Composite Index gained 18.25%, for the same period.

     Some of the larger holdings that contributed to the Fund's positive performance during the fiscal year ended March 31, 2015 included Apple Inc. (Nasdaq: AAPL), Ambarella, Inc. (Nasdaq: AMBA) and Skyworks Solutions Inc. (Nasdaq: SWKS). Apple Inc. was the Fund’s largest holding as of March 31, 2015 at 9.25% of net assets. During the Fund’s fiscal year ended March 31, 2015, Apple Inc.’s stock price was up in excess of 62% on a split adjusted basis. Several of the Fund’s holdings in the Semiconductors and Related Devices sector were strong also. Ambarella, Inc. shares were up in excess of 183%, while Skyworks Solutions Inc. shares gained over 161%.

     Some of the specific holdings that detracted from the Fund's performance during the fiscal year ended March 31, 2015, included QUALCOMM Inc. (Nasdaq: QCOM), Vodafone Group PLC (Nasdaq: VOD), and SoftBank Corp. (SFTBY). Although each of these secruities paid dividends during the fiscal year ended March 31, 2015, performance hindered performance. QUALCOMM Inc.’s shares gave back approximately 12%, Vodafone Group PLC pulled back approximately 11% and SoftBank Corp. was down more than 23%.

     New positons in the Fund that were held as March 31, 2015 included Avago Technologies Limited (Nasdaq: AVGO), and PT Telekomunikasi Indonesia Tbk (NYSE: TLK).

     The Services - Computer Programming, Data Processing, Etc. sector represented the largest percentage of the net assets at 19.74% . Google Inc. (Class A and Class C shares) represented the largest holding in this sector. Google Inc., a technology company, builds products and provides services to organize the information. The company offers Google Search, which provides information online; Google Now offers information to users when they need it; AdWords, an auction-based advertising program; AdSense, which enables Websites that are part of the Google network to deliver ads; DoubleClick Ad Exchange, a marketplace for the trading display ad space; and other advertising platforms, such as AdExchange and AdMob. It also offers YouTube which offers video, interactive, and other ad formats; Android, an open source mobile software platform; hardware products, including Chromebook, Chrome OS devices, Chromecast, and Nexus devices; Google Play, a cloud-based digital entertainment store for apps, music, books, and movies; Google Drive, a place for users to create, share, collaborate, and keep their stuff; and Google Wallet, a virtual wallet for in-store contactless payments.

2015 Annual Report 1

     The Semiconductors and Related Devices sector represented the second largest percentage of the Fund's net assets at 17.00% . Ambarella, Inc. was the Fund’s top holding in this sector at 6.03% of net assets. Ambarella, Inc. develops semiconductor processing solutions for video that enable high-definition (HD) video capture, sharing, and display worldwide. The company’s system-on-a-chip designs integrated HD video processing, image processing, audio processing, and system functions onto a single chip for delivering video and image quality, differentiated functionality, and low power consumption. Its solutions enable the creation of video content for wearable sports cameras, automotive aftermarket cameras, professional and consumer Internet Protocol (IP) security cameras, telepresence cameras, and unmanned aerial vehicles in the camera market; and manage IP video traffic, broadcast encoding and transcod-ing, and IP video delivery applications in the infrastructure market.

     The Communications Services sector represented the third largest percentage of the Fund's net assets at 15.92% . SBA Communications Corp. (Nasdaq: SBAC) was the Fund’s top holding in this sector at 6.84% of net assets. SBA Communications Corporation owns and operates wireless communications tower structures, rooftops, and other structures that support antennas used for wireless communications in the United States and its territories, Canada, Central America, and Brazil. The company operates through two segments, Site Leasing and Site Development. It leases antenna space to wireless service providers on towers that it owns or operates; and manage rooftop and tower sites for property owners under various contractual arrangements. As of December 31, 2014, the company owned 24,292 towers; and managed or leased approximately 5,000 actual or potential towers.

     Looking forward to the next wireless revolution we continue to be confident that the wireless sector will play an even more important role in worldwide communications. As always, we appreciate your confidence in our abilities and thank you for your investment in the Wireless Fund.

Sincerely,

Jeffrey R. Provence

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling toll free 1-800-590-0898. Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus on our website www.wireless-fund.com or by calling toll free 1-800-590-0898. An investment in the fund is subject to investment risks, including the possible loss of the principal amount invested. The Fund’s principal underwriter is Rafferty Capital Markets, LLC.

2015 Annual Report 2

Average annual total returns for the periods ended 3/31/15 (Unaudited)

3/31/15 NAV $8.01

	1 Year*	3 Year*	5 Year*	10 Year*
Wireless Fund	20.10%	13.35%	9.69%	9.89%
NASDAQ**	18.25%	18.23%	16.82%	10.59%
Standard & Poor’s 500 Index***	12.73%	16.11%	14.47%	8.01%

Total Annual Fund Operating Expense Ratio (from 08/01/14 Prospectus): 1.95%

The Fund's expense ratio for the fiscal year ended March 31, 2015 can be found in the financial highlights included within this report.

*1 Year, 3 Year, 5 Year and 10 Year returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**The NASDAQ Composite (NASDAQ) is a capitalization-weighted index of all common stocks listed on NASDAQ and is an unmanaged group of stocks whose composition is different from the Fund.

***The Standard & Poor’s 500 Index (S&P 500) is a broad market-weighted average dominated by blue-chip stocks and is an unmanaged group of stocks whose composition is different from the Fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-590-0898.

2015 Annual Report 3

Wireless Fund Sector Distribution (Unaudited)
(As a Percentage of Net Assets)

Industry Sector	Percentage of Net Assets
1. Services - Computer Programming, Data Processing, Etc.	19.74%
2. Semiconductors and Related Devices	17.00%
3. Communications Services	15.92%
4. Telephone Communications (No Radio Telephone)	13.58%
5. Electronic Computers	9.25%
6. Radio & TV Broadcasting & Communications Equipment	5.34%
7. Radio Telephone Communications	5.29%
8. Services - Prepackaged Software	4.32%
9. Computer Communications Equipment	4.24%
10. Services - Computer Programming Services	2.73%
11. Cash Equivalents and Liabilities in Excess of Other Assets	2.59%

PROXY VOTING GUIDELINES
(Unaudited)

Value Trend Capital Management, LP, the Fund’s Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.wireless-fund.com. It is also included in the Fund’s Statement of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number (1-800-590-0898). This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

2015 Annual Report 4

Availability of Quarterly Schedule of Investments
(Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Disclosure of Expenses
(Unaudited)

Shareholders of this Fund incur ongoing costs, consisting of management fees and other Fund expenses. The following example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. If shares are redeemed within 90 days of purchase from the Fund, the shares are subject to a 2% redemption fee. Additionally, IRA accounts will be charged an $8.00 annual maintenance fee. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2014 to March 31, 2015.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or IRA maintenance fees described above and expenses of the underlying funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative cost of owning different funds. In addition, if these transactional costs were included, your cost could have been higher.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	October 1, 2014
	October 1, 2014	March 31, 2015	to March 31, 2015

Actual	$1,000	$1,051.09	$9.97

Hypothetical	$1,000	$1,015.21	$9.80
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.95%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

2015 Annual Report 5

SCHEDULE OF INVESTMENTS - WIRELESS FUND

MARCH 31, 2015

Shares		Fair Value	% of Net Assets
COMMON STOCKS
Communications Services
1,750	American Tower Corp.	$164,762
2,150	Crown Castle International Corp.	177,461
2,200	SBA Communications Corp. - Class A *	257,620
		599,843	15.92%
Computer Communications Equipment
5,800	Cisco Systems, Inc.	159,645	4.24%
Electronic Computers
2,800	Apple Inc.	348,404	9.25%
Radio Telephone Communications
2,300	T-Mobile US, Inc. *	72,887
3,872	Vodafone Group PLC **	126,537
		199,424	5.29%
Radio & TV Broadcasting & Communications Equipment
2,900	QUALCOMM Inc.	201,086	5.34%
Semiconductors and Related Devices
3,000	Ambarella, Inc. *	227,130
250	Avago Technologies Limited (Singapore)	31,745
2,050	Skyworks Solutions Inc.	201,494
3,150	Texas Instruments Inc.	180,133
		640,502	17.00%
Services - Computer Programming, Data Processing, Etc.
770	Baidu, Inc. * **	160,468
2,300	Facebook, Inc. - Class A *	189,095
250	Google Inc. Class A *	138,675
250	Google Inc. Class C *	137,000
2,380	Twitter, Inc. *	119,190
		744,428	19.74%
Services - Computer Programming Services
1,650	Cognizant Technology Solutions Corporation - Class A *	102,944	2.73%
Services - Prepackaged Software
4,000	Microsoft Corporation	162,620	4.32%
Telephone Communications (No Radio Telephone)
7,100	America Movil SA de CV **	145,266
2,150	PT Telekomunikasi Indonesia Tbk **	93,611
3,200	SoftBank Corp. * **	93,040
3,700	Verizon Communications Inc.	179,931
		511,848	13.58%
Total for Common Stocks (Cost $2,071,280)		3,670,744	97.41%
Money Market Funds
110,854	First American Treasury Obligation Fund Cl Y Rate 0.00% ***	110,854	2.94%
	(Cost - $110,854)
	Total Investments
	(Cost - $2,182,134)	3,781,598	100.35%
	Liabilities in Excess of Other Assets	(13,252)	-0.35%
	Net Assets	$3,768,346	100.00%

* Non-Income producing securities.
** ADR - American Depositary Receipt.
*** The Yield Rate shown represents the 7-day yield at
March 31, 2015.

The accompanying notes are an integral part of the financial statements.

2015 Annual Report 6

WIRELESS FUND

Statement of Assets and Liabilities
March 31, 2015

Assets:
Investment Securities at Fair Value	$3,781,598
(Cost - $2,182,134)
Cash	1,595
Receivables:
Dividends	1,419
Shareholder Purchases	500
Total Assets	3,785,112
Liabilities:
Payables:
Shareholder Redemptions	10,311
Advisory Fees	6,455
Total Liabilities	16,766

Net Assets	$3,768,346
Net Assets Consist of:
Paid In Capital	$2,887,156
Accumulated Net Investment Income (Loss)	(6,211)
Accumulated Realized Gain (Loss) on Investments - Net	(712,063)
Unrealized Appreciation (Depreciation) in Value
of Investments Based on Identified Cost - Net	1,599,464
Net Assets, for 470,169 Shares Outstanding	$3,768,346
(Unlimited number of shares authorized without par value)
Net Asset Value and Offering Price
Per Share ($3,768,346/470,169 shares)	$8.01
Minimum Redemption Price Per Share * ($8.01x0.98)	$7.85

Statement of Operations
For the fiscal year ended March 31, 2015
Investment Income:
Dividends (Net of foreign withholding tax and ADR fees of $169)	$52,221
Interest	7
Total Investment Income	52,228
Expenses:
Management Fees	69,753
Total Expenses	69,753

Net Investment Income (Loss)	(17,525)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	167,280
Change In Unrealized Appreciation (Depreciation) on Investments	466,817
Net Realized and Unrealized Gain (Loss) on Investments	634,097

Net Increase (Decrease) in Net Assets from Operations	$616,572

* Reflects a 2% redemption fee if shares are redeemed within 90 days of purchase. The accompanying notes are an integral part of the financial statements.

2015 Annual Report 7

WIRELESS FUND
Statements of Changes in Net Assets
	4/1/2014	4/1/2013
	to	to
	3/31/2015	3/31/2014
From Operations:
Net Investment Income (Loss)	$(17,525)	$114,261
Net Realized Gain (Loss) on Investments	167,280	370,450
Change In Net Unrealized Appreciation (Depreciation)	466,817	7,928
Increase (Decrease) in Net Assets from Operations	616,572	492,639
From Distributions to Shareholders:
Net Investment Income	(114,260)	(4,985)
Net Realized Gain from Security Transactions	-	-
Change in Net Assets from Distributions	(114,260)	(4,985)
From Capital Share Transactions:
Proceeds From Sale of Shares	1,520,489	286,736
Proceeds From Redemption Fees (Note 2)	2,989	496
Shares Issued on Reinvestment of Dividends	109,435	4,724
Cost of Shares Redeemed	(1,380,464)	(908,519)
Net Increase (Decrease) from Shareholder Activity	252,449	(616,563)

Net Increase (Decrease) in Net Assets	754,761	(128,909)

Net Assets at Beginning of Period	3,013,585	3,142,494
Net Assets at End of Period (Including Accumulated Undistributed	$3,768,346	$3,013,585
Net Investment Income (Loss) of ($6,211) and $114,261, respectively)

Share Transactions:
Issued	196,928	43,586
Reinvested	14,709	679
Redeemed	(180,392)	(141,932)
Net Increase (Decrease) in Shares	31,245	(97,667)
Shares Outstanding, Beginning of Period	438,924	536,591
Shares Outstanding, End of Period	470,169	438,924

Financial Highlights
Selected data for a share outstanding	4/1/2014	4/1/2013		4/1/2012		4/1/2011		4/1/2010
throughout the period:	to	to		to		to		to
	3/31/2015	3/31/2014		3/31/2013		3/31/2012		3/31/2011
Net Asset Value -
Beginning of Period	$6.87	$5.86		$5.68		$5.86		$5.21
Net Investment Income (Loss) (a)	(0.04)	0.24		0.01		-	*	-	*
Net Gains or Losses on Investments
(realized and unrealized) (b)	1.39	0.78		0.18		(0.18)		0.65
Total from Investment Operations	1.35	1.02		0.19		(0.18)		0.65
Proceeds from Redemption Fees	0.01	-	*	-	*	-	*	-	*
Distributions (From Net Investment Income)	(0.22)	(0.01)		(0.01)		-		-
Distributions (From Realized Capital Gains)	-	-		-		-		-
Total Distributions	(0.22)	(0.01)		(0.01)		-		-
Net Asset Value -
End of Period	$8.01	$6.87		$5.86		$5.68		$5.86
Total Return (c)	20.10%	17.42%		3.27%		(3.07)%		12.48%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$3,768	$3,014		$3,142		$3,787		$4,762

Ratio of Expenses to Average Net Assets	1.95%	1.95%		1.95%		1.95%		1.95%
Ratio of Net Investment Income (Loss) to
Average Net Assets	-0.49%	3.71%		0.15%		0.08%		-0.01%
Portfolio Turnover Rate	21.22%	28.75%		16.05%		9.16%		12.60%

* Amounts were less than +/- $0.005 per share.
(a) Per Share amounts calculated using Average Shares Outstanding method.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(c) Total Returns in the above table represent the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return calculation does not reflect redemption fee.
The accompanying notes are an integral part of the financial statements.

2015 Annual Report 8

NOTES TO FINANCIAL STATEMENTS - WIRELESS FUND
March 31, 2015

1.) ORGANIZATION
Wireless Fund (the "Fund") is a non-diversified series of the PFS Funds (the "Trust"), an open-ended management investment company. Prior to March 5, 2010 the Trust was named Wireless Fund. The Trust was organized in Massachusetts as a business trust on January 13, 2000 and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. The Fund, under normal market conditions, invests at least 80% of its assets in the securities of companies engaged in the development, production, or distribution of wireless related products or services. As of March 31, 2015, there were nine series operating in the Trust. The Fund's primary investment objective is to seek long-term growth of capital. Significant accounting policies of the Fund are presented below:

2.) SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION
All investments in securities are recorded at their estimated fair value, as described in Note 3.

SHARE VALUATION
The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase. During the fiscal year ended March 31, 2015, proceeds from redemption fees were $2,989.

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund. For the fiscal year ended March 31, 2015, ($11,313) was reclassified from accumulated net investment income (loss) to paid in capital.

FEDERAL INCOME TAXES
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2011-2013), or expected to be taken on the Fund’s 2014 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended March 31, 2015, the Fund did not incur any interest or penalties.

2015 Annual Report 9

Notes to Financial Statements - continued

USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER
The Fund records security transactions based on a trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized, over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

EXPENSES
Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis.

3.) SECURITIES VALUATIONS
The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices in active markets included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks, including ADRs). Equity securities are generally valued by using market quotations. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as a level 2 security. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are

2015 Annual Report 10

Notes to Financial Statements - continued

being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Trustees”) and are categorized as level 2 or level 3 securities, when appropriate.

Money market funds. Shares of money market funds are valued at net asset value and are classified in level 1 of the fair value hierarchy.

Fixed income securities. Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. Generally, fixed income securities are categorized as level 2.

In accordance with the Trust's good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no standard procedure for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of March 31, 2015:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks, including ADRs	$ 3,670,744	$0	$0	$ 3,670,744
Money Market Funds	110,854	0	0	110,854
Total	$ 3,781,598	$0	$0	$ 3,781,598

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. The Fund did not hold any Level 3 assets during the fiscal year ended March 31, 2015. There were no transfers into or out of the levels during the fiscal year ended March 31, 2015. It is the Fund’s policy to consider transfers into or out of the levels as of the end of the reporting period.

The Fund did not invest in any derivative instruments during the fiscal year ended March 31, 2015.

4.) INVESTMENT ADVISORY AGREEMENT
Value Trend Capital Management, LP (the “Adviser”), manages the investment portfolio of the Fund, subject to policies adopted by the Trust's Trustees. Under the Management Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the Fund. The Adviser also pays the salaries and fees of all officers and trustees of the Trust who are also officers, partners, or employees of the Adviser. The Adviser pays all operating expenses of the Fund, with the exception of taxes, borrowing expenses (such as (a) interest and (b) dividend expenses on securities sold short), brokerage commissions and extraordinary expenses and any indirect expenses, such as expenses incurred by other investment companies in which the Fund invests. For its services, the Adviser receives a fee of 1.95% per year of the average daily net assets of the Fund. As a result of the above calculation, for the fiscal year ended March 31, 2015, the Adviser received management fees totaling $69,753. At March 31, 2015, the Fund owed $6,455 to the Adviser.

2015 Annual Report 11

Notes to Financial Statements - continued

5.) RELATED PARTY TRANSACTIONS
Jeffrey R. Provence, of Premier Fund Solutions, Inc. (the “Administrator”) also serves as trustee/officer of the Fund. Also, control persons of Value Trend Capital Management, LP serve as trustees/officers of the Fund. These individuals receive benefits from the Adviser resulting from management fees paid to the Adviser of the Fund.

For the fiscal year ended March 31, 2015, the Trustees who are not interested persons of the Fund received Trustees’ fees totaling $1,125 each plus travel expenses from the Adviser of the Fund. Under the Management Agreement, the Adviser pays these fees.

6.) CAPITAL STOCK
The Trust is authorized to issue an unlimited number of shares without par value. Paid in capital at March 31, 2015 was $2,887,156 representing 470,169 shares outstanding.

7.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2015, National Financial Services located at 200 Liberty Street, New York, New York, held for the benefit of its customers, in the aggregate, 29.15% of Fund shares. The Trust does not know whether the foregoing entity or any of the underlying beneficial holders owned or controlled 25% or more of the voting securities of the Fund. Accordingly, it is not known whether National Financial Services or any of the underlying accounts could be deemed to control the Fund.

8.) PURCHASES AND SALES OF SECURITIES
For the fiscal year ended March 31, 2015, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $856,295 and $726,406, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

9.) TAX MATTERS
For federal income tax purposes, the cost of investments owned at March 31, 2015 was $2,185,762. At March 31, 2015, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) on a tax basis was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$1,669,353	($73,517)	$1,595,836

The tax character of distributions was as follows:

Distributions paid from:
	Year ended	Year ended
	March 31, 2015	March 31, 2014
Ordinary Income:	$ 114,260	$ 4,985
Short-term Capital Gain:	0	0
Long-term Capital Gain:	0	0
	$ 114,260	$ 4,985

As of March 31, 2015 the components of distributable earnings / (accumulated losses) on a tax basis were as follows:

Accumulated net realized losses	$ (708,435)
Unrealized appreciation - net	1,595,836
$ 887,401

As of March 31, 2015, the primary difference between book basis and tax basis was the tax deferral of wash sales and the deferral of late year losses. Late year losses totaled $6,211.

10.) LOSS CARRYFORWARDS
At March 31, 2015, the Fund had available for federal tax purposes an unused capital loss car-ryforward of $708,435, of which $541,077 expires in 2017; and $167,358 expires in 2018. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the amount, which is offset, will not be distributed to shareholders. Capital loss carry-forwards in the amount of $170,908 were utilized in the fiscal year ended March 31, 2015.

2015 Annual Report 12

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2015 Annual Report 13

ADDITIONAL INFORMATION - WIRELESS FUND
March 31, 2015
(UNAUDITED)

On March 12, 2015 the Board of Trustees (the “Board” or “Trustees”) for the Wireless Fund (the “Fund”) met to consider the renewal of the Management Agreement (the "Agreement"). In approving the Agreement, the Board of Trustees considered and evaluated the following factors: (i) the nature, extent and quality of the services provided by the investment adviser to the Wireless Fund; (ii) the investment performance of the Wireless Fund; (iii) the cost of the services to be provided and the profits to be realized by Value Trend and its affiliates from the relationship with the Wireless Fund; (iv) the extent to which economies of scale will be realized as the Wireless Fund grows and whether the fee levels reflect these economies of scale to the benefit of shareholders; and (v) Value Trend's practices regarding possible conflicts of interest.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board's review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and/or presented in connection with the annual renewal process, including information presented at the Meeting. The Board requested and was provided with information and reports relevant to the annual renewal of the Agreement, including: (i) information regarding the services and support provided to the Fund and its shareholders by Value Trend; (ii) assessments of the investment performance of the Fund by Value Trend; (iii) commentary on the reasons for the performance; (iv) presentations addressing Value Trend's investment philosophy, investment strategy, personnel and operations; (v) compliance and audit reports concerning the Fund and Value Trend; (vi) disclosure information contained in the registration statement of the Fund and the Form ADV of Value Trend; (vii) information on relevant developments in the mutual fund industry and how the Fund and/or Value Trend are responding to them; and (viii) a memorandum from Counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision. The Board also requested and received various informational materials including, without limitation: (i) documents containing information about Value Trend, including financial information, a description of personnel and the services provided to the Fund, information on investment advice, performance, summaries of Fund expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Fund; and (iii) benefits to be realized by Value Trend from its relationship with the Fund. The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight to the various factors.

1. Nature, Extent and Quality of the Services Provided by Value Trend

In considering the nature, extent, and quality of the services provided by Value Trend, the Trustees reviewed the responsibilities of Value Trend under the Agreement. The Trustees reviewed the services being provided by Value Trend to the Fund including, without limitation: the quality of its investment advisory services (including research and recommendations with respect to portfolio securities); its process for formulating investment recommendations and assuring compliance with the Fund's investment objective, strategies, and limitations, as well as for ensuring compliance with regulatory requirements; its coordination of services for the Fund among the service providers and the Independent Trustees; its efforts to promote the Fund and grow its assets; and its provision of a Chief Compliance Officer to the Fund. The Trustees noted Value Trend's continuity of, and commitment to retain, qualified personnel and its commitment to maintain its resources and systems; the commitment of Value Trend to finding alternatives and options that allow the Fund to maintain its goals; and Value Trend's continued cooperation with the Independent Trustees and Counsel for the Fund. The Trustees evaluated Value Trend's personnel, including the education and experience of its personnel. After reviewing the foregoing information and further information in the materials provided by Value Trend (including Value Trend's Form ADV), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by Value Trend were satisfactory and adequate for the Fund.

2015 Annual Report 14

Additional Information (Unaudited) - continued

2. Investment Performance of the Fund and Value Trend

In considering the investment performance of the Fund and Value Trend, the Trustees compared the short and long-term performance of the Fund with the performance of funds with similar objectives managed by other investment advisers, as well as with aggregated peer group data and category averages. As to the performance of the Fund, the Report included information regarding the performance of the Fund compared to a group of funds of similar size, style and objective, categorized by Morningstar (the "Peer Group"). Although not the determining factor in the Trustees' considerations, this information assisted the Trustees in concluding to approve the Agreement by a measure of how the Fund compares to other similar products. Generally, the performance data from the Peer Group was for periods ending December 31, 2014 although the Trustees considered aggregated data provided as of more recent dates. The Trustees noted that for the 12 month period and 10-year period ended December 31, 2014, the Fund outperformed its Peer Group and the Communications category. The Fund underperformed its Peer Group and the Communications category for the 3- and 5-year periods. The Fund outperformed the Dow Jones Global Telecommunications Index for the 12 month period ended December 31, 2014 and for the 3-, 5- and 10-year periods. Notwithstanding the foregoing, after discussing the investment performance of the Fund further, Value Trend's experience managing and providing services to the Fund, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Fund and Value Trend was satisfactory.

3. Costs of the Services to be provided and profits to be realized by Value Trend

In considering the costs of the services to be provided and profits to be realized by Value Trend from the relationship with the Fund, the Trustees considered: (1) Value Trend's financial condition and the level of commitment to the Fund by Value Trend; (2) the asset level of the Fund; (3) the overall expenses of the Fund; and (4) the nature and frequency of advisory fee payments. The Trustees noted that Value Trend was not profitable with regard to the Fund. The Trustees reviewed information provided by Value Trend regarding its profits associated with managing the Fund. The Trustees also considered potential benefits for Value Trend in managing the Fund. The Trustees then compared the fees and expenses of the Fund (including the management fee) to other comparable mutual funds in the Peer Group. Although not the determining factor in the Trustees' considerations, this information assisted the Trustees in concluding to approve the Agreement by a measure of how the Fund compares to other similar products. The Trustees reviewed the fees under the Agreement compared to other mutual funds with similar investment objectives and asset levels and noted that the expense ratio of 1.95% was above the Peer Group and Communications category average of net expenses, but within the range of its Peer Group. The Trustees noted that the Communications category average had a larger asset base than the Fund. The Trustees recognized the expense ratio was near the top range of the Peer Group and that the management fee was the highest of its Peer Group; however, they also recognized that Value Trend is responsible under the Agreement for paying for most of the operating expenses of the Fund's expenses from the management fee. Based on the foregoing, the Board concluded that the fees to be paid to Value Trend by the Fund and the profits to be realized by Value Trend, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Value Trend.

4. Economies of Scale

The Trustees next considered the impact of economies of scale on the Fund's size and whether advisory fee levels reflect those economies of scale for the benefit of the Fund's investors. The Trustees considered that while the management fee remained the same at all asset levels, the Fund's shareholders had experienced benefits from the fact that Value Trend was obligated to pay certain of the Fund's operating expenses which had the effect of limiting the overall fees paid by the Fund. In light of its ongoing consideration of the Fund's asset levels, expectations for growth in the Fund, and fee levels, the Board determined that the Fund's fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Value Trend.

2015 Annual Report 15

Additional Information (Unaudited) - continued

5. Value Trend's Practices Regarding Possible Conflicts of Interest and Benefits to Value Trend

In considering Value Trend's practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund; and the substance and administration of Value Trend's code of ethics. The Trustees also considered disclosure in the registration statement of the Fund related to Value Trend's potential conflicts of interest. The Trustees noted that although an affiliate of Value Trend provides administrative services to the Fund, as well as the other series portfolios of the Trust, and that the principals of Value Trend derived benefits from that relationship with the Trust - the Trustees concluded that the principals of Value Trend had demonstrated a history of openness and complete disclosure regarding this relationship. Based on the foregoing, the Board determined that Value Trend's standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory.

The Independent Trustees met in executive session to discuss the continuation of the Agreement. It was the Trustees' consensus that the fee to be paid to Value Trend pursuant to the Agreement was reasonable, that the overall arrangement provided under the terms of the Agreement was a reasonable business arrangement, and that the renewal of the Agreement was in the best interest of the Fund's shareholders.

2015 Annual Report 16

Cohen Fund Audit Services, Ltd. 1350 Euclid Avenue, Ste 800 Cleveland, Ohio 44115 www.cohenfund.com	216.649.1700 216.579.0111 fax

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Wireless Fund
and Board of Trustees of PFS Funds

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Wireless Fund (the "Fund"), a series of PFS Funds, as of March 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wireless Fund as of March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
May 28, 2015

2015 Annual Report 17

Trustees and Officers
(Unaudited)

The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. For more information regarding the Trustees, please refer to the Statement of Additional Information, which is available upon request by calling 1-800-590-0898. Each Trustee serves until the Trustee sooner dies, resigns, retires, or is removed.

The Trustees and Officers of the Trust and their principal business activities during the past five years are:

Interested Trustees and Officers

Number of
			Principal	Portfolios In	Other
Name,	Position(s)	Term of Office	Occupation(s)	Fund	Directorships
Address(1),	Held With	and Length of	During	Complex	Held By
and Year of Birth	the Trust	Time Served	Past 5 Years	Overseen By	Trustee
Trustee

Ross C. Provence,	President	Indefinite Term;	General Partner and Portfolio	N/A	N/A
Year of Birth: 1938		Since 2000	Manager for Value Trend Capital
Management, LP (1995 to current).
Estate planning attorney (1963 to
current).

Jeffrey R. Provence(2),	Trustee,	Indefinite Term;	CEO, Premier Fund Solutions, Inc.	9	Blue Chip
Year of Birth:1969	Secretary,	Since 2000	(2001 to current). General Partner		Investor Funds
	Treasurer		and Portfolio Manager for Value
	and Chief		Trend Capital Management, LP
	Compliance		(1995 to current).
Officer

(1) The address of each trustee and officer is c/o PFS Funds, 1939 Friendship Drive, Suite C, El Cajon, California 92020.
(2) Jeffrey R. Provence is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of his position with the Trust.

Independent Trustees

Number of
			Principal	Portfolios In	Other
Name,	Position	Term of Office	Occupation(s)	Fund	Directorships
Address(1),	Held With	and Length of	During	Complex	Held By
and Year of Birth	the Trust	Time Served	Past 5 Years	Overseen By	Trustee
Trustee

Thomas H. Addis III,	Independent	Indefinite Term;	Executive Director/CEO, Southern	9	None
Year of Birth: 1945	Trustee	Since 2000	California PGA (2006 to current).

Allen C. Brown,	Independent	Indefinite Term;	Co-owner of Stebleton & Brown	9	Blue Chip
Year of Birth: 1943	Trustee	Since 2010	(1994 to Current). Estate planning		Investor Funds
and business attorney (1970 to cur-
rent).

George Cossolias, CPA,	Independent	Indefinite Term;	Partner of CWDL, CPAs (February 1,	9	Blue Chip
Year of Birth: 1935	Trustee	Since 2000	2014 to current). Owner of George		Investor Funds
Cossolias & Company, CPAs (1972
to January 31, 2014). President of
Lubrication Specialists, Inc. (1996 to
current)

(1) The address of each trustee and officer is c/o PFS Funds, 1939 Friendship Drive, Suite C, El Cajon, California 92020.

2015 Annual Report 18

Investment Adviser
Value Trend Capital Management, LP
1939 Friendship Drive, Suite C
El Cajon, CA 92020

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC
8000 Town Centre Dr., Suite 400
Broadview Heights, OH 44147

Distributor
Rafferty Capital Markets, LLC
1010 Franklin Avenue - 3rd Floor
Garden City, NY 11530

Custodian
U.S. Bank, NA
425 Walnut Street
P.O. Box 1118
Cincinnati, OH 45201

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

This report is provided for the general information of the shareholders of the Wireless
Fund. This report is not intended for distribution to prospective investors in the funds, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that George Cossolias is an audit committee finical expert. Mr. Cossolias is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 3/31/15	FYE 3/31/14
Audit Fees	$13,100	$13,100
Audit-Related Fees	$0	$0
Tax Fees	$2,500	$2,500
All Other Fees	$600	$600

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.
Nature of All Other Fees: Review of Semi-Annual Report.

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees	FYE 3/31/15	FYE 3/31/14
Registrant	$3,100	$3,100
Registrant’s Investment Adviser	$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Not applicable.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PFS Funds

By: /s/Ross C. Provence Ross C. Provence President

Date: 6/1/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Ross C. Provence Ross C. Provence President

Date: 6/1/2015

By: /s/Jeffrey R. Provence Jeffrey R. Provence Chief Financial Officer

Date: 6/1/15